Exhibit 10.24

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

Amendment No. 2 to Agreement

(“Amendment No. 2”)

Amendment No. 2 Effective Date: October 13, 2013

Name of Agreement:	Research Collaboration and License Agreement dated October 13, 2010 and subsequent Amendment No. 1 dated August 9, 2012 (together the “Agreement”)

Effective Date of Agreement:	October 13, 2010 (“Amendment Effective Date”)

Parties:	Pfizer Inc. (“Pfizer”) and MacroGenics, Inc. (“MacroGenics”)

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties hereto desire to amend the Agreement in order to extend the Research Term an additional 3 months for completion of activities contemplated under the Research Plan and more fully outlined in the attached Exhibit.

NOW, THEREFORE, in order to accommodate the changes, the Parties have agreed as follows:

1.	Section 1.117 shall be replaced with the following:

“Research Term” means the period commencing on the Effective Date and continuing until January 13, 2014, or until such later date as may be mutually agreed to by the Parties.

2.	Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

3.	This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

SIGNATURES IMMEDIATELY FOLLOWING ON NEXT PAGE

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

IN WITNESS WHEREOF, the duly authorized representatives of Pfizer and MacroGenics have executed this Amendment No. 2 as of the date first above written.

MacroGenics, Inc.		Pfizer Inc.

By:	/s/ Scott Koenig	By:	/s/ Steven W. Adams

Print Name:	Scott Koenig	Print Name:	Steven W. Adams

Title:	CEO	Title:	Sr. Director, Operations, ORU
	(Duly authorized)		(Duly authorized)

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

Exhibit

*** project:

MacroGenics will Perform the Following Preclinical Activities:

1.	Preclinical Studies

a.	Perform assays to support a *** study, including:

i.	*** studies

ii.	*** studies.

iii.	*** studies.

2.	Preclinical Assays

a.	Protocols to support a *** study, including:

i.	*** studies

ii.	*** studies.

iii.	*** studies.

b.	Reagents developed to support *** and *** preclinical assays:

i.	Antibodies to detect ***.

Expected FTE usage: *** FTEs for 3 months

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.